UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-6259

                           Stratus Fund, Inc.

(Exact name of registrant as specified in charter)

6811 S. 27th Street

P.O. Box 82535

                       Lincoln, NE 68501-2535

(Address of principal executive offices)

Jon C. Gross

Stratus Fund, Inc.

P.O. box 82535

                  Lincoln, Nebraska 68501-2535

(Name and address of agent for service)

Registrant’s telephone number:	(402) 323-1846

(888) 769-2362

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2010

Item 1. Report to Stockholders

STRATUS FUND, INC.

Annual Report to Shareholders

June 30, 2010

Table of Contents

Management’s Discussion of Fund Performance	1

Performance	5

Expense Example	7

Financial Statements

Schedules of Investments	9
Statements of Assets and Liabilities	14
Statements of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to Financial Statements	21

Report of Independent Registered Public Accounting Firm	28

Directors and Executive Officers	29

Approval of Investment Advisory Agreement	31

Other Information	33

Dear Fellow Shareholders:

Domestic economic growth expanded roughly 3.2% this year. A welcome reversal from the previous year, where GDP averaged -3.9% annualized rate per quarter. However, a consistent theme has emerged where a return to growth was not accompanied by a return to economic health. The unemployment rate showed no improvement during the year. Unemployment peaked at 10.1% in October, then gradually improved to 9.5% by June, ending the year where it began. Deficit spending by the federal government to jumpstart the economy ballooned the fiscal budget deficit to over $1 trillion. Public and private projections show $1 trillion plus fiscal budget deficits for the next 3-5 years.

Throughout most of the year, inflation expectations remained elevated. An acceleration in the pricing index never materialized as we witnessed year-over-year core-CPI peak at 1.8% in December and decline to 0.9% by June. The June reading of 0.9% was the lowest year-over-year reading since 1961. The Federal Reserve (Fed) continued with its policy of purchasing US Government sponsored debt (quantitative easing) in order to add liquidity to the banking system. Asset purchases ended in April while the Fed’s target for the federal funds rate remained unchanged at 0-25 basis points throughout the year. Federal Reserve policies have stabilized the financial system and put the economy on a recovery track. The banking system continues to improve, aided by a steep yield curve and ample liquidity. However, problems in bank loan portfolios still persist and will likely be a continued drag on lending over the near-intermediate term.

Retail sales and consumer confidence showed significant improvement through March before pulling back in the 2nd quarter. Another sign pointing toward sustained economic recovery was Manufacturing, which showed steady increases throughout the year before slowing slightly in May/June. Still, there is much uncertainty surrounding US future potential economic growth. Many businesses and industries appear to have a wait-and-see attitude regarding the outcome of new and proposed legislation, especially as it relates to financial regulation and taxation. Regardless, the asset-securitization markets are functioning at a modest pace. Credit spreads for high quality borrowers have improved throughout the year. The cost of credit for medium/low quality borrowers has improved as well, but increased toward the end of the 2nd quarter as investors appetite for risk faltered.

Reasonable valuations exist in the markets. However much uncertainty remains regarding proposed and future legislation and the impact on future growth rates and corporate profits.

Government Securities Portfolio

Stratus Government returned 5.88% (institutional)/ 5.98% (retail) this year versus 5.8% for the 100% US Treasury bond benchmark. The high quality, diverse holdings in the fund allowed performance to closely track that of the benchmark even though the fund was short duration relative to the benchmark throughout most of the year. Positive relative performance from our holdings in TIPS, A-rated corporate bonds and government sponsored mortgage-backed securities enhanced return for the year. We saw consistent quarterly outperformance in all three of these sectors during the year as investor appetite for risky assets returned to the fixed-income markets.

US Treasury bonds roared higher during the 2nd quarter as investors sought safe haven from fall-out surrounding the fiscal problems in Europe. Concerns regarding decelerating growth in the US also served to push Treasury bond prices higher. Libor crept higher as European solvency concerns sent tremors through the global markets. The yield on the US ten year note fell below 3 percent for the first time since the panic of 2008 and remained sub 3% at the end of the 2nd quarter. The 2’s/10’s yield curve (yield difference between the 2 year and 10 year US Treasury note) flattened from 260 to 232 basis points during the year, indicating that inflation expectations are turning decisively disinflationary.

Recent Federal Open Market Committee (FOMC) minutes signaled greater caution by the Fed with respect to their growth and inflation forecast. June FOMC statements suggest that the Fed is still projecting above-trend economic growth while acknowledging that near-term inflation is trending lower and remains below their target. The Fed is expected to leave the funds rate target unchanged for an “extended period”. Recent measures of the monetary aggregates (M2) certainly support such a policy.

The money supply or M2 as it is known, (comprised of all cash, demand deposits, time deposit and money market funds), has grown at a tepid pace over the last twelve months. M2 actually contracted during the first quarter of this year. Consumers are still deleveraging and remain risk averse. They are not alone. Banks have curtailed lending in an attempt to recapitalize and reserve for bad loans in a tougher regulatory environment. Bank lending, as measured by commercial and industrial loans on bank balance sheets, has fallen for 19 consecutive months. Large and small domestically chartered bank loans have fallen by -5.6% and -4% respectively, since the beginning of the year. Understandably, the velocity of money (the rate at which money changes hands in the economy) remains quite weak.

Given the limited number of policy options the Fed has to stimulate final demand we expect a narrow range in yields until the end of the 2010. The uncertainties regarding fiscal and regulatory policy will likely be a drag on economic growth for the next 6 months and political gridlock in Washington is becoming a likely outcome in 2011 and beyond. Political gridlock in Washington is not a desired outcome given the fiscal challenges that lie ahead. However, it does provide investors with a degree of certainty regarding near-term fiscal and regulatory policy.

We expect to add duration when yields reach the upper end of our yield range (2.75% to 3.25%) for the 10 year US Treasury. We continue to view MBS and TIPS as attractively priced and will add to these sectors as opportunities become available.

Growth Portfolio

Investors have been rewarded over the past twelve months for staying in the stock market following the sharp decline of late 2008 through early 2009. As of June 30, 2010, the S&P 500 gained over 14% for the past 12 months, and is over 50% higher than the recent bear-market lows.The rally has been led by more cyclical areas of the market, including the consumer discretionary and industrial sectors.The financials sector of the market also rebounded sharply following the drubbing it took during the financial crisis.The more defensive sectors of the market have generally lagged over the past year, as higher beta areas of the market have led the market higher.

The Stratus Growth Portfolio has increased its focus on high quality securities. Stocks with strong balance sheets, solid cash flows, and dividend yields appear to be trading at a significant discount to their intrinsic values. Moreover, these securities possess attractive growth potential, as many high quality companies are larger in size and often have globally diversified revenue sources. The Growth Portfolio has maintained a diversified portfolio, and risk control is used by maintaining exposure to major sectors and industries of the market while limiting overexposure to individual securities or industries. Furthermore, cash reserves may be increased in relation to the assessment of risk versus reward for individual stocks or for the stock market in general.

For the fiscal year ending June 30, 2010, the Stratus Growth Portfolio posted a total return of 10.6% for both the institutional and retail classes. The result trailed the performance of the S&P 500 benchmark for the period, as higher quality securities generally lagged the market, despite their attractive characteristics. Looking ahead, it appears many high quality stocks continue to be trading at significant discounts to the market, which provides some optimism that the Stratus Growth Portfolio will enjoy success, both on an absolute and relative basis, as we continue to journey through the challenging economic environment we are currently facing.

We thank you for your past and continued investment in the Stratus Family of Funds.

Respectfully,

Ryan Sailer, CFA

Mark Portz, CFA

PERFORMANCE

Average Annual Return	End of Period (06/30/2010) Values
1 Year	10.62%	Growth Institutional Shares	$655,822.25
5 Years	(1.75%)	S&P 500	$771,130.50
10 Years	(1.31%)
Life of Fund	5.94%

Average Annual Return	End of Period (06/30/2010) Values
1 Year	10.57%	Growth Retail Shares	$12,082.20
5 Years	(1.72%)	S&P 500	$12,633.13
10 Years	(1.38%)
Life of Fund	1.90%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 4.5% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Growth Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2010. Growth Portfolio Retail Shares for the period January 7, 1998 (inception) through June 30, 2010.

Average Annual Return	End of Period (06/30/2010) Values
1 Year	5.88%	Government Securities Institutional Shares	$530,234.25
5 Years	4.73%	Merrill Lynch U.S. Treasury Inter-Term Bond	$593,673.75
10 Years	4.65%
Life of Fund	4.60%

Average Annual Return	End of Period (06/30/2010) Values
1 Year	5.98%	Government Securities Institutional Shares	$16,554.40
5 Years	4.75%	Merrill Lynch U.S. Treasury Inter-Term Bond	$18,381.48
10 Years	4.55%
Life of Fund	4.38%

Results for the Retail Shares on the graph above reflect payment of a maximum sales charge of 3% on the $10,000 investment with dividends and capital gains reinvested. Average annual return, in the chart above, assumes reinvestment of dividends and capital gains. Past performance is not predictive of future performance and the graph and table do not reflect deductions for taxes a shareholder would pay on a fund distribution or the redemption of fund shares. Government Securities Portfolio Institutional Shares for the period October 8, 1993 (inception) through June 30, 2010. Government Securities Portfolio Retail Shares for the period January 13, 1998 (inception) through June 30, 2010.

EXPENSE EXAMPLE

As a shareholder of Stratus Fund, Inc. (the Fund) you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at January 1, 2010 and held until June 30, 2010.

The “Actual” section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Six Months Ended June 30, 2010” to estimate the expenses you paid on your account during this period.

The “Hypothetical” section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the “Hypothetical” example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (Continued)

	Beginning Account Value at January 1, 2010	Ending Account Value Using Actual Return at June 30, 2010	Expenses Paid During Six Months Ended June 30, 2010*

Actual
Growth Institutional	$1,000.00	$917.90	$5.61
Growth Retail	$1,000.00	$918.30	$5.61
Government Securities Institutional	$1,000.00	$1,037.40	$4.65
Government Securities Retail	$1,000.00	$1,038.50	$4.65

	Beginning Account Value at January 1, 2010	Ending Account Value Using 5% Return	Expenses Paid During Six Months Ended June 30, 2010*
Hypothetical (5% return before expenses)
Growth Institutional	$1,000.00	$1,018.94	$5.91
Growth Retail	$1,000.00	$1,018.94	$5.91
Government Securities Institutional	$1,000.00	$1,020.23	$4.61
Government Securities Retail	$1,000.00	$1,020.23	$4.61

* Expenses are equal to the Fund's expense ratio of 1.18% (Growth Portfolio Institutional and Retail Shares) and 0.92%
(Government Securities Portfolio Institutional and Retail Shares), multiplied by the average account value over the period, multiplied by 181 days divided by 365 days (to reflect the one-half year period).

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2010

		Percent of
Shares	Common Stock - 98.48%	Net Assets	Fair Value

	Basic Materials	4.51%
46,800	CEMEX, S.A.B. de C.V. *		$452,556
8,000	Freeport McMoran Copper & Gold, Inc.		473,040
7,500	Praxair, Inc.		569,925
15,000	Rock-Tenn Co.		745,050
			2,240,571

	Consumer Discretionary	8.18%
20,000	Best Buy Company, Inc.		677,200
75,000	Comcast Corp.		1,302,750
15,000	McDonald's Corp.		988,050
35,000	Viacom, Inc.		1,097,950
			4,065,950

	Consumer Staples	9.94%
23,000	CVS Caremark Corp.		674,360
32,000	Pepsico, Inc.		1,950,400
21,000	Procter & Gamble Co.		1,259,580
22,000	Wal-Mart Stores, Inc.		1,057,540
			4,941,880

	Energy	10.88%
10,000	Apache Corporation		841,900
20,000	ConocoPhillips		981,800
21,000	Exxon Mobil Corp.		1,198,470
20,000	Noble Corp.		618,200
15,000	Occidental Petroleum Corp.		1,157,250
11,000	Schlumberger Limited		608,740
			5,406,360

	Financials	13.42%
40,000	Bank of America Corp.		574,800
12	Berkshire Hathaway, Inc. - A *		1,440,000
7,000	Goldman Sachs Group, Inc.		918,890
40,000	JPMorgan Chase & Co.		1,464,400
20,000	Legg Mason, Inc.		560,600
20,000	MetLife, Inc.		755,200
15,000	State Street Corp.		507,300
20,000	US Bancorp		447,000
			6,668,190

	Health Care	16.35%
31,000	Abbott Laboratories		1,450,180
11,000	Amgen, Inc. *		578,600
17,000	Becton, Dickinson and Company		1,149,540
20,000	Forest Laboratories, Inc. *		548,600
25,000	Johnson & Johnson		1,476,500
15,000	Novartis AG		724,800
14,000	Quest Diagnostics, Inc.		696,780
30,000	United Health Group, Inc.		852,000
12,000	Zimmer Holdings, Inc. *		648,600
			8,125,600

GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010

		Percent of
Shares	Common Stock - 98.48%	Net Assets	Fair Value

	Industrials	12.05%
10,000	3M Co.		$789,900
105,000	General Electric Co.		1,514,100
25,000	ITT Corp.		1,123,000
22,000	Jacobs Engineering Group, Inc. *		801,680
40,000	Terex Corp. *		749,600
8,000	Union Pacific Corp.		556,080
8,000	United Parcel Service, Inc.		455,120
			5,989,480

	Technology	21.19%
40,000	Cisco Systems, Inc.*		852,400
60,000	Dell, Inc. *		723,600
60,000	EMC Corp. *		1,098,000
10,000	Fiserv, Inc. *		456,600
17,000	Hewlett-Packard Co.		735,760
6,000	International Business Machines Corp.		740,880
65,000	Microsoft Corp.		1,495,650
36,000	Oracle Corp.		772,560
34,000	QUALCOMM, Inc.		1,116,560
46,000	Texas Instruments, Inc.		1,070,880
5,000	Visa, Inc.		353,750
75,000	Western Union Co.		1,118,250
			10,534,890

	Telecommunications	1.96%
20,000	Verizon Communications, Inc.		560,400
20,000	Vodafone Group Plc		413,400
			973,800

	Other Securities - 1.52%
757,056	Goldman Sachs Financial Square Government Fund	1.52%	757,056

	Total investments in securities (cost $50,500,618)	100.00%	$49,703,777
	Other assets, less liabilities	0.00%	1,915
	NET ASSETS	100.00%	$49,705,692

*Indicates nonincome-producing security

Industry classifications are unaudited

See accompanying notes to financial statements

10

GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
June 30, 2010

Principal		Percent of
Amount		Net Assets	Fair Value

	Government Agency Bonds	32.46%
$2,000,000	Farmer Mac 5.50% due 7/15/11		$2,101,542
2,000,000	Federal Home Loan Bank 1.125% due 5/18/12		2,014,708
2,000,000	Federal Home Loan Bank 1.55% due 10/15/12		2,005,146
2,100,000	Federal Home Loan Bank 4.875% due 10/30/17		2,361,656
2,500,000	Federal Home Loan Bank 5.00% due 3/09/12		2,681,673
1,000,000	Federal Home Loan Bank 5.375% due 6/14/13		1,120,806
1,100,000	Federal Home Loan Mortgage 3.75% due 3/27/19		1,147,655
1,000,000	Federal Home Loan Mortgage 5.25% due 4/18/16		1,148,177
1,605,000	Federal National Mortgage Assn. 1.32% due 12/30/11		1,608,375
2,000,000	Federal National Mortgage Assn. 5.00% due 5/11/17		2,281,812
			18,471,550

	Mortgage Backed Securities	16.41%
2,233,349	Federal Home Loan Mortgage Pool 4.00% due 5/01/19		2,358,582
469,738	Federal Home Loan Mortgage Pool 5.00% due 2/01/18		504,639
95,956	Federal Home Loan Mortgage Pool 5.00% due 10/01/12		98,743
175,637	Federal Home Loan Mortgage Pool 5.50% due 9/01/17		190,662
225,363	Federal Home Loan Mortgage Pool 5.50% due 11/01/16		244,290
72,938	Federal Home Loan Mortgage Pool 6.00% due 3/01/17		79,500
916,854	Federal Home Loan Mortgage CMO 5.50% due 12/15/20		959,424
274,063	Federal National Mortgage Assn. Pool 4.50% due 5/01/15		288,281
36,626	Federal National Mortgage Assn. Pool 5.50% due 3/01/17		39,697
1,688,218	Federal National Mortgage Assn. Pool 5.50% due 1/01/18		1,829,738
107,518	Federal National Mortgage Assn. Pool 6.00% due 6/01/16		117,002
91,257	Federal National Mortgage Assn. Pool 6.00% due 12/01/16		99,306
291,334	Government National Mortgage Assn. Pool 2.625% due 8/20/34		298,163
186,816	Government National Mortgage Assn. Pool 3.625% due 8/20/32		184,612
971,997	Government National Mortgage Assn. Pool 4.50% due 5/15/18		1,041,964
933,407	Government National Mortgage Assn. Pool 5.00% due 11/15/33		1,003,296
			9,337,899

	Treasury Notes/Bonds/Inflation Protected Securities	33.34%
3,000,000	US Treasury Note 2.375% due 2/28/15		3,091,890
2,000,000	US Treasury Note 2.75% due 2/15/19		1,992,500
1,000,000	US Treasury Note 3.125% due 4/30/13		1,063,125
1,000,000	US Treasury Note 3.50% due 5/31/13		1,074,609
2,000,000	US Treasury Note 5.125% due 5/15/16		2,333,906
2,081,140	US Treasury Inflation Protected Security 1.625% due 1/15/18		2,193,651
2,373,860	US Treasury Inflation Protected Security 1.875% due 7/15/13		2,510,912
2,353,575	US Treasury Inflation Protected Security 1.875% due 7/15/15		2,521,818
2,041,940	US Treasury Inflation Protected Security 1.875% due 7/15/19		2,189,023
			18,971,434

	Corporate Bonds	11.83%
1,000,000	Archer Daniels 5.45% due 3/15/18		1,137,503
1,000,000	Berkshire Hathaway 5.00% due 8/15/13		1,098,105
1,000,000	Conoco Phillips 5.625% due 10/15/16		1,161,595
500,000	Pfizer, Inc. 6.20% due 3/15/19		594,199
1,000,000	SBC Communications 5.10% due 9/15/14		1,109,342
1,500,000	Wal-Mart Stores 4.55% due 5/01/13		1,631,524
			6,732,268

	Other Securities	5.30%
526,714	Goldman Sachs Financial Square Government Fund		526,714
2,486,532	JP Morgan U.S. Government Fund		2,486,532
			3,013,246

	Total investments in securities (cost $52,963,025)	99.34%	$56,526,397
	Other assets, less liabilities	0.66%	377,548
	TOTAL NET ASSETS	100.00%	$56,903,945

See accompanying notes to financial statements

12

STATEMENTS OF ASSETS AND LIABILITIES
June 30, 2010

		Government
	Growth	Securities
Assets:	Portfolio	Portfolio
Investments in securities at fair value
(cost $50,500,618 and $52,963,025)	$49,703,777	$56,526,397
Accrued interest and dividends receivable	50,597	412,022
Prepaid expense	397	397
Total assets	$49,754,771	$56,938,816

Liabilities:
Accrued expenses, including investment management
and distribution expense payable to adviser,
administrator and distributor (note 4)	49,079	34,871
Total liabilities	49,079	34,871

Net assets applicable to outstanding capital stock	$49,705,692	$56,903,945

Net assets are represented by:
Capital stock, authorized 20 million and 10 million shares respectively;
outstanding, at $.001 par (note 6)	$4,042	$5,377
Additional paid-in capital	54,885,591	53,463,647
Accumulated undistributed net investment gain	60,769	15,826
Accumulated net realized loss on investments	(4,447,869)	(144,277)
Unrealized appreciation (depreciation)	(796,841)	3,563,372
Total net assets applicable to shares outstanding	$49,705,692	$56,903,945

Shares outstanding and net asset value per share:
Institutional class net assets	$49,527,391	$56,900,642
Institutional shares of Capital Stock outstanding	4,026,452	5,376,935
Net Asset Value and offering price per share - Institutional shares	$12.30	$10.58

Retail class net assets	$178,301	$3,303
Retail shares of Capital Stock outstanding	14,687	312
Net Asset Value per share - Retail shares	$12.14	$10.58
Maximum sales charge (note 4)	0.57	0.33
Maximum offering price to public	$12.71	$10.91

See accompanying notes to financial statements

STATEMENTS OF OPERATIONS
Year Ended June 30, 2010

		Government
	Growth	Securities
Investment income:	Portfolio	Portfolio

Dividends	$937,870	$4,257
Interest	-	2,094,709
Other income	14,467	-
Total investment income	$952,337	$2,098,966

Expenses:
Investment advisory fees	$404,671	$275,865
Administration fees	134,890	137,933
Accounting and auditing	25,448	27,052
Directors' compensation	25,000	25,000
Securities pricing	10,926	5,479
Other operating expenses	34,402	35,855
Total expenses	635,337	507,184
Net investment income	$317,000	$1,591,782

Realized and unrealized gain on investments:
Net realized gain	$1,704,453	$ 91,292
Net unrealized appreciation (depreciation)
Beginning of period	(3,997,285)	2,094,608
End of period	(796,841)	3,563,372
Net unrealized appreciation	3,200,444	1,468,764
Net realized and unrealized gain on investments	4,904,897	1,560,056

Net increase in net assets resulting from operations	$5,221,897	$3,151,838

See accompanying notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS
Years ended June 30, 2010 and 2009

			Government
	Growth Portfolio		Securities Portfolio

	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2010	June 30, 2009	June 30, 2010	June 30, 2009
Operations:
Net investment income	$317,000	$466,539	$1,591,782	$1,531,309
Net realized gain (loss) on investments	1,704,453	(6,150,063)	91,292	(21,165)
Unrealized appreciation (depreciation)	3,200,444	(9,458,224)	1,468,764	1,394,046
Net increase (decrease) in net assets resulting from operations	5,221,897	(15,141,748)	3,151,838	2,904,190

Distributions to shareholders from:
Net investment income
Institutional Class	356,900	566,804	1,562,540	1,571,386
Retail Class	1,524	2,830	297	373
	358,424	569,634	1,562,837	1,571,759
Net realized gains
Institutional Class	-	334,121	-	-
Retail Class	-	1,667	-	-
	-	335,788	-	-

Total distributions	358,424	905,422	1,562,837	1,571,759

Capital share transactions (note 6):
Proceeds from sales	6,605,034	9,870,128	13,215,711	15,747,093
Payment for redemptions	(9,240,695)	(8,696,577)	(12,377,362)	(15,990,385)
Reinvestment of net investment income	230,560	369,252	1,099,749	1,143,699
Reinvestment of net realized gains	-	217,840	-	-
Total increase (decrease) from capital share transactions	(2,405,101)	1,760,643	1,938,098	900,407
Total increase (decrease) in net assets	2,458,372	(14,286,527)	3,527,099	2,232,838

Net Assets:
Beginning of period	47,247,320	61,533,847	53,376,846	51,144,008
End of period	$ 49,705,692	$ 47,247,320	$ 56,903,945	$ 53,376,846

Undistributed net investment income:	$ 60,769	$ 102,193	$ 15,826	$ -

See accompanying notes to financial statements

GROWTH PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2010, 2009, 2008, 2007, and 2006

	2010	2009	2008	2007	2006
Net asset value:
Beginning of period	$11.19	$15.20	$18.03	$16.55	$15.41
Income from investment operations
Net investment income	0.08	0.11	0.10	0.07	0.02
Net realized and unrealized gain (loss) on investments	1.12	(3.90)	(1.46)	1.84	1.13
Total income (loss) from investment operations	1.20	(3.79)	(1.36)	1.91	1.15

Less distributions
Dividends from net investment income	(0.09)	(0.14)	(0.08)	(0.05)	(0.01)
Distribution from net realized gains	0.00	(0.08)	(1.39)	(0.38)	0.00
Total distributions	(0.09)	(0.22)	(1.47)	(0.43)	(0.01)

End of period	$12.30	$11.19	$15.20	$18.03	$16.55

Total return:	10.62%	(24.87%)	(8.32%)	11.80%	7.46%

Ratios/Supplemental data:
Net assets, end of period	$49,527,391	$47,022,529	$61,208,636	$66,680,820	$64,269,547
Ratio of expenses to average net assets	1.18%	1.16%	1.12%	1.15%	1.17%
Ratio of net investment income to average net assets	0.59%	0.97%	0.62%	0.39%	0.10%
Portfolio turnover rate	36.68%	23.09%	35.42%	41.50%	41.17%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GROWTH PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2010, 2009, 2008, 2007, and 2006

	2010	2009	2008	2007	2006
Net asset value:
Beginning of period	$11.05	$15.01	$17.82	$16.34	$15.21
Income from investment operations
Net investment income	0.08	0.11	0.10	0.07	0.02
Net realized and unrealized gain (loss) on investments	1.10	(3.85)	(1.44)	1.84	1.12
Total income (loss) from investment operations	1.18	(3.74)	(1.34)	1.91	1.14

Less distributions
Dividends from net investment income	(0.09)	(0.14)	(0.08)	(0.05)	(0.01)
Distribution from net realized gains	0.00	(0.08)	(1.39)	(0.38)	0.00
Total distributions	(0.09)	(0.22)	(1.47)	(0.43)	(0.01)

End of period (a)	$12.14	$11.05	$15.01	$17.82	$16.34

Total return: (a)	10.57%	(24.85%)	(8.31%)	11.95%	7.49%

Ratios/Supplemental data:
Net assets, end of period	$178,301	$224,791	$325,211	$471,466	$572,442
Ratio of expenses to average net assets	1.18%	1.16%	1.12%	1.15%	1.17%
Ratio of net investment income to average net assets	0.59%	0.97%	0.62%	0.39%	0.10%
Portfolio turnover rate	36.68%	23.09%	35.42%	41.50%	41.17%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 4.5%

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO INSTITUTIONAL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2010, 2009, 2008, 2007, and 2006

	2010	2009	2008	2007	2006
Net asset value:
Beginning of period	$10.28	$10.02	$9.70	$9.61	$9.88
Income from investment operations
Net investment income	0.30	0.29	0.37	0.35	0.30
Net realized and unrealized gain (loss) on investments	0.29	0.28	0.32	0.09	(0.28)
Total income from investment operations	0.59	0.57	0.69	0.44	0.02

Less distributions
Dividends from net investment income	(0.29)	(0.31)	(0.37)	(0.35)	(0.29)
Total distributions	(0.29)	(0.31)	(0.37)	(0.35)	(0.29)

End of period	$10.58	$10.28	$10.02	$9.70	$9.61

Total return:	5.88%	5.76%	7.25%	4.62%	0.27%

Ratios/Supplemental data:
Net assets, end of period	$56,900,642	$53,364,244	$51,131,987	$48,390,268	$46,966,952
Ratio of expenses to average net assets	0.92%	0.87%	0.88%	0.91%	0.93%
Ratio of net investment income to average net assets	2.88%	2.96%	3.76%	3.60%	3.03%
Portfolio turnover rate	18.44%	17.54%	22.14%	11.02%	16.95%

Per share amounts calculated on average shares outstanding

See accompanying notes to financial statements

GOVERNMENT SECURITIES PORTFOLIO RETAIL CLASS
FINANCIAL HIGHLIGHTS
Years Ended June 30, 2010, 2009, 2008, 2007, and 2006

	2010	2009	2008	2007	2006
Net asset value:
Beginning of period	$10.28	$10.02	$9.70	$9.61	$9.88
Income from investment operations
Net investment income	0.30	0.29	0.37	0.35	0.30
Net realized and unrealized gain (loss) on investments	0.30	0.28	0.32	0.07	(0.28)
Total income from investment operations	0.60	0.57	0.69	0.42	0.02

Less distributions
Dividends from net investment income	(0.30)	(0.31)	(0.37)	(0.33)	(0.29)
Total distributions	(0.30)	(0.31)	(0.37)	(0.33)	(0.29)

End of period (a)	$10.58	$10.28	$10.02	$9.70	$9.61

Total return: (a)	5.98%	5.76%	7.25%	4.62%	0.27%

Ratios/Supplemental data:
Net assets, end of period	$3,303	$12,602	$12,021	$11,307	$30,290
Ratio of expenses to average net assets	0.92%	0.87%	0.88%	0.91%	0.93%
Ratio of net investment income to average net assets	2.88%	2.96%	3.76%	3.60%	3.03%
Portfolio turnover rate	18.44%	17.54%	22.14%	11.02%	16.95%

Per share amounts calculated on average shares outstanding

(a)	Excludes maximum sales load of 3.0%

See accompanying notes to financial statements

NOTES TO FINANCIAL STATEMENTS

June 30, 2010

1.	Organization

Stratus Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At June 30, 2010, the following series were authorized and had shares outstanding:

Growth Portfolio	Government Securities Portfolio

Both the Growth Portfolio and the Government Securities Portfolio (each a Portfolio and collectively the Portfolios) have two classes of shares authorized and outstanding: retail and institutional.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its Portfolios’ financial statements.

Use of Estimates: In preparing its Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and changes in net assets for the period. Actual results could differ from those estimates.

Valuation of Investments

Investment securities are carried at fair value determined using the following valuation methods:

Securities traded on a national or regional stock exchange or included in the NASDAQ National Market System are valued at the last quoted sales price as reported by an independent pricing service. Investments in mutual funds are valued at the quoted net asset value for the fund. Debt securities held by the Portfolios are valued using market quotations.

In the event that the price of a security is not available from the pricing services, one or more brokerage firms are contacted to obtain the most recent price available for the security.

Securities including bonds, restricted securities, or other assets for which reliable recent market quotations are not readily available are valued at fair market value as determined in good faith under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued at the close of each business day.

The Growth Portfolio is authorized to purchase exchange-traded put and call options. At June 30, 2010, the Growth Portfolio had no such exchange traded options nor were any purchased during the year then ended.

The Portfolios may sell a security it does not own in anticipation of a decline in the market value of that security (short-sale). When a Portfolio makes a short-sale, it must borrow the security sold short and deliver it to the buyer. The proceeds from the short-sale will be retained by the broker-dealer through which it made the short-sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Portfolio may have to pay a fee to borrow the security and may be obligated to remit any interest received on such borrowed securities. A gain or loss is recognized upon the termination of the short sale, if the market price at termination is less than or greater than the proceeds originally received. The Portfolios did not enter into any short sale transactions for the year ended June 30, 2010.

Security Transactions and Investment Income

Security transactions are accounted for on the date securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Amortization of premium and accretion of discount is accrued daily using the constant yield method and is included in interest income. Realized investment gains and losses are determined by specifically identifying the issue sold.

Expenses

With the exception of class specific expenses, each Portfolio allocates expenses as well as revenue and gains and losses to its classes based on relative net assets to total Portfolio net assets. Class specific expenses are borne solely by that class.

Federal Income Taxes

It is the policy of each Portfolio to comply with the requirements of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute substantially all of the taxable income generated by the Portfolios to their shareholders within the time period allowed by the Federal law. Consequently, no liability for Federal income taxes is required. Internal Revenue Code requirements regarding distributions may differ from amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital, accumulated undistributed net investment income or accumulated net realized gain/loss, as appropriate in the period that the differences arise. Each Portfolio is treated as a separate entity for tax purposes, and on a calendar basis, will distribute substantially all of its net investment income and realized gains, if any, to avoid payment of any Federal excise tax. There will be no net realized gain distributions until the net realized capital loss carry forwards have been offset or expired.

The Fund has no material uncertain tax benefits as of June 30, 2010. All tax years prior to the fiscal year ended June 30, 2007 are closed to examination. It is the policy of the Portfolios to recognize accrued interest and penalties related to uncertain tax benefits in income taxes.

Distribution to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Government Securities Portfolio may declare dividends monthly and the Growth Portfolio may declare dividends annually. The dividends declared become payable immediately. Net realized gains, if any, are distributed annually.

Fair Value Measurements

The Fair Value Measurements and Disclosures topic of the FASB Accounting Standards Codification defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The various inputs that may be used to determine the fair value are summarized in three levels:

Level 1 - Quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following is a summary of the inputs used to value each of the Portfolio’s investments as of June 30, 2010:

Growth Portfolio:

Level 1	Level 2	Level 3
Common Stock	$48,946,721(1)	$-	$-
Other Securities	757,056

(1) All common stocks in the portfolio are Level 1 and further detail by industry is disclosed in the schedule of investments.

Government Securities Portfolio:

Level 1	Level 2	Level 3
Government Agency Bonds	$-	$18,471,550	$-
Mortgage Backed Securities	-	9,337,899	-

Treasury Notes/Bonds/

Inflation Protected Securities	-	18,971,434	-
Corporate Bonds	-	6,732,268	-
Other Securities	$3,013,246	-	-

3.	Federal Income Tax Information

Distributions paid during the years ended June 30, 2010 and 2009, totaled $358,424 and $569,634 for the Growth Portfolio, respectively, $1,562,837 and $1,571,759 for the Government Securities Portfolio, respectively, and were all characterized as ordinary income for tax purposes. For the years ended June 30, 2010 and 2009, the Growth Portfolio distributed realized gains of $0 and $335,788 which are characterized as long term capital gains for tax purposes.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the dissimilar character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of June 30, 2010, the components of the tax basis cost of investments and net unrealized appreciation for the Growth Portfolio and Government Securities Portfolio were as follows:

                                                                                                                             Growth              Government Securities

Federal tax cost of investments	$50,502,877	$52,963,025

Unrealized appreciation	$5,029,173	$3,569,405
Unrealized depreciation	(5,828,273)	(6,033)
Net unrealized appreciation (depreciation)	$(799,100)	$3,563,372

As of June 30, 2010 the components of distributable earnings on a tax basis were as follows:

                                                                                                                           Growth                    Government Securities

Net unrealized appreciation (depreciation)	$(799,100)	$3,563,372
Undistributed ordinary income	$60,769	$15,932
Undistributed capital gains	$-	$-
Accumulated capital losses	$(4,445,610)	$(144,277)

The accumulated capital losses represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The Growth Portfolio had unused capital loss carryforwards of $4,445,610, available for federal income tax purposes, at June 30, 2010 which expire as follows: $1,566,055 in 2017 and $2,879,555 in 2018. The Government Securities Portfolio had unused capital loss carryforwards of $144,277, available for federal income tax purposes, at June 30, 2010, which expire as follows: $28,488 in 2012, $24,307 in 2013, $3,160 in 2014, $44,280 in 2015, $18,376 in 2016 and $25,666 in 2017.

4.	Fees, Expenses and Related Party Transactions

Investment Advisory Services

The Fund and its Portfolios have retained a related company, Union Investment Advisors, Inc. (the Adviser) as the investment adviser for the Fund’s assets.

Under the investment advisory agreement the Adviser receives fees for services rendered at the following rates per annum of the average daily net assets of the Portfolios:

Portfolio	Annual Fee Rate
Growth	.75%
Government Securities	.50%

Administrative Services; Transfer Agent; Custodian

The Fund has retained Adminisystems, Inc. (the Administrator) to act as transfer agent and administrator to provide all necessary record keeping and share transfer services for the Fund. The Administrator is a related party to the Fund. The agreement provides that each Portfolio will pay an administrative fee to the Administrator equal to .25% per annum of average daily net assets. The Fund has retained Union Bank & Trust Company, a related party, as custodian for the Fund’s assets. The Portfolios have recorded amounts payable to the custodian reflecting overdrafts which occur in the ordinary course of business due to the timing of settlements.

Distribution Services

The Fund has selected Nelnet Capital, LLC (the Distributor), a company related through common management to the Adviser and Union Bank & Trust Company, to act as the underwriter and distributor of the fund’s shares. Retail shares for the

Growth portfolio include a maximum sales charge of 4.5%. Retail shares for the Government Securities portfolio include a maximum sales charge of 3.0%. For sales of both Portfolios of $50,000 or more, the sales charge is reduced.

Fees

Under the terms of the advisory and administrative agreements outlined above, the Portfolios collectively incurred $680,536 and $272,823, respectively, for such services during the year ended June 30, 2010.

At June 30, 2010, the following accrued investment advisory and administrative fees were payable to the Adviser and Administrator.

Payable to	Payable to
Adviser	Administrator	Total
Growth Portfolio	$32,258	$10,753	$43,011
Government Securities Portfolio	23,247	11,624	34,871

Brokerage Services

In addition to the amounts paid by the Portfolios under advisory, custodian, and administration agreements, the Portfolios can use Nelnet Capital, LLC, a related party, to effect security trades on their behalf. For the year ended June 30, 2010, the Growth Portfolio paid $16,282 in commission to Nelnet Capital, LLC. As is customary in the industry, the investment adviser evaluates the pricing and ability to execute the transactions in selecting brokers to effect trades.

Ownership of Fund Shares by Management

At June 30, 2010, directors, officers and employees of the Fund, the Adviser and Administrator and their immediate families held the following in each Portfolio under UBATCO & Co., nominee name for Union Bank & Trust Company:

SharesValue

Growth Portfolio Institutional Class	30,579	$376,118
Growth Portfolio Retail Class	-	-
Government Securities Portfolio Institutional Class	9,991	105,707
Government Securities Portfolio Retail Class	-	-

At June 30, 2010, UBATCO & Co. held the following in each Portfolio:

Shares	Value
Growth Portfolio Institutional Class	4,018,390	$49,426,194
Growth Portfolio Retail Class	7,144	86,729
Government Securities Portfolio Institutional Class	5,374,009	56,857,015
Government Securities Portfolio Retail Class	29	302

5.	Securities Transactions

Purchases of securities and proceeds from sales, excluding short-term securities and US Government obligations, were as follows for each Portfolio for the year ended June 30, 2010:

Proceeds
Purchases	Proceeds	From Calls
Of Securities	From Sales	& Maturities

Growth Portfolio	$19,184,808	$21,501,488	$-
Government Securities Portfolio	9,049,264	1,093,930	4,325,000

6.	Capital Share Transactions

The Fund is authorized to issue a total of 1 billion shares of common stock in series with a par value of $.001 per share.

Transactions in the capital stock of each Portfolio for the year ended June 30, 2010 were as follows:

Growth	Growth
Portfolio	Portfolio
Institutional Shares	Retail Shares
Transactions in shares:
Shares sold	505,382	-
Shares redeemed	(696,777)	(5,730)
Reinvested dividends	16,983	71
Net increase (decrease)	(174,412)	(5,659)

Growth	Growth
Portfolio	Portfolio
Institutional Shares	Retail Shares
Transactions in dollars:
Dollars sold	$6,605,034	$ -
Dollars redeemed	(9,166,182)	(74,513)
Reinvested dividends	229,612	948
Net increase (decrease)	$(2,331,536)	$(73,565)

Government	Government
Securities Portfolio	Securities Portfolio
Institutional Shares	Retail Shares
Transactions in shares:
Shares sold	1,269,448	-
Shares redeemed	(1,188,121)	(934)
Reinvested dividends	105,733	20
Net increase (decrease)	187,060	(914)

Transactions in dollars:
Dollars sold	$13,215,711	$ -
Dollars redeemed	(12,367,744)	(9,618)
Reinvested dividends	1,099,538	211
Net increase (decrease)	$1,947,505	$(9,407)

7.	Subsequent Events

The Fund evaluated the effects of all subsequent events through the date these financial statements were filed.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors of

Stratus Fund, Inc.

Lincoln, Nebraska

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Stratus Fund, Inc. (the "Fund") comprising the Growth and Government Securities Portfolios as of June 30, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting Stratus Fund, Inc. as of June 30, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Omaha, Nebraska

August 20, 2010

DIRECTORS AND EXECUTIVE OFFICERS

The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund’s shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Adviser.

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

Directors Who Are Not Interested Persons of the Fund

Name, Address and Age	Director Since	Position Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Thomas C. Smith (65) 1225 “L” Street Suite 200 Lincoln, Nebraska 68508	1993	Director	Chairman and Chief Executive Officer, SMITH HAYES Financial Services Corporation (financial services corporation) Lincoln, Nebraska	None
R. Paul Hoff (75) 2543 Bluff Road Seward, Nebraska 68434	1993	Director	Retired	None
Edson L. Bridges III (52) 8401 W. Dodge Road, #256 Omaha, Nebraska 68114	1993	Director	Vice President and Director of Bridges Investment Counsel Inc. (registered investment adviser)	Director, Bridges Investment Fund, Inc.
James J. DeMars (66) P.O. Box 81607 Lincoln, Nebraska 68501	2004	Director	Partner of DeMars, Gordon, Olson & Zalewski (law firm)	None

Directors Who Are Interested Persons of the Fund

Name, Address and Age	Director Since	Position(s) Held With Fund	Principal Occupation During Last Five Years	Other Directorships
Jon Gross (40)* 6801 S. 27th Street Lincoln, Nebraska 68512	2004	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.	None

_______________________________________________________________________

*Mr. Gross is considered an interested person of the Fund because he is an officer and director of the adviser to, and managing director of the principal underwriter of, the Fund.

Executive Officers

Name, Address and Age	Officer Since	Position(s) Held With Fund	Principal Occupation During Last Five Years
Jon Gross (40) 6801 S. 27th Street Lincoln, Nebraska 68512	2003	President and Chief Executive Officer	Senior Vice President, Union Bank and Trust Company; Chief Executive Officer, Adminisystems, Inc.; Chairman and Chief Executive Officer, Union Investment Advisors, Inc.; Director, Nelnet Capital, LLC.
Jeff Jewell (38) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Vice President and Chief Financial Officer	Vice President, Union Bank and Trust Company; Vice President, Adminisystems, Inc.
Tanya Lebsock (41) 6811 S. 27th Street Lincoln, Nebraska 68512	2003	Secretary and Chief Compliance Officer	Assistant Vice President, Union Bank and Trust Company; Chief Compliance Officer, Union Investment Advisors, Inc.

The Fund’s statement of additional information includes additional information about the Fund’s directors and is available upon request, without charge, by calling (888) 769-2362.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of Stratus Fund, Inc. oversees the management of the Fund and its investment portfolios, the Government Securities Portfolio and Growth Portfolio (the “Portfolios”), and as required by law, determines annually whether to approve the continuance of the Investment Advisory Agreement between the Fund and Union Investment Advisors (“UIA”). At a meeting held on July 22, 2010, the Board of Directors (the “Board”), including a majority of the independent directors attending the meeting in person, approved the continuance of the Investment Advisory Agreement for another year.

In preparation for the meeting, the Board received and evaluated information supplied by UIA in response to a letter prepared by counsel to the Fund requesting information relevant to approval of the Investment Advisory Agreement. The Board considered the factors discussed below in evaluating the continuation of the Investment Advisory Agreement.

The Board reviewed the nature and extent of the services provided by UIA under the Investment Advisory Agreement. The Board reviewed the credentials and experience of the officers of UIA providing services under the Investment Advisory Agreement and concluded that UIA is providing services in accordance with the Investment Advisory Agreement. Based on such review, the Board concluded that the range and quality of services provided by UIA under the Investment Advisory Agreement was appropriate.

The Board reviewed the performance of the Portfolios during the past one, three, five and ten year periods against the performance of funds advised by other advisors with investment strategies comparable to those of the Portfolios, and the performance of the Portfolios relative to benchmark indices. The Board noted that the performance of the Portfolios was in line with that of funds in their peer group and their benchmark indices.

In reviewing the advisory fee rate for the Portfolios under the Investment Advisory Agreement, the Board compared effective contractual advisory fee rates and total expense ratios for comparable funds at a common asset levels and noted that the advisory expenses are slightly higher, but that the total expenses of the Fund are lower, than that of funds advised by other advisors with investment strategies comparable to those of the Portfolios. The Board also considered the fees charged by affiliates of UIA for investment advisory services provided to clients other than mutual funds, and concluded that those fees are comparable to the fees paid by the Portfolios. The Board concluded that possible economies of scale that might be realized by UIA in management of the Portfolios were not relevant to its deliberation since the Portfolios have not grown in size in recent years.

The Board considered the overall performance of UIA in providing investment advisory and portfolio administrative services to the Fund, and concluded that such performance was satisfactory.

The Board reviewed information concerning the profitability of UIA and its financial condition. The Board concluded that the compensation to be paid by the Fund under the Investment Advisory Agreement was not excessive.

In determining whether to continue the Investment Advisory Agreement for the Fund, the Board also considered the prior relationship between UIA and the Fund, as well as the Board’s knowledge of UIA’s operations. The Board noted that substantially all of the investors in the Fund have a relationship with Union Bank & Trust Company, an affiliated company of UIA.

Taking into account all of these factors, the Board determined that UIA’s services, performance and fees were satisfactory. The Board further determined that the information provided by UIA on comparative expenses and services supported their conclusion that the advisory fees under the Investment Advisory Agreement are reasonable. Accordingly, the Board approved the continuation of the Investment Advisory Agreement.

OTHER INFORMATION

The Fund provides a complete list of its portfolio holdings four times each fiscal year as of the end of each quarter. For the second and fourth fiscal quarters, the lists appear in the Fund’s semi-annual and annual reports to shareholders. For the first and third fiscal quarters, the Fund files the list with the Securities and Exchange Commission on Form

N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You can obtain information on the operation of the public reference room, including information about duplicating fee charges, by calling 202-942-8090 or 800-732-0330, or by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC file number for the Fund is 811-6259. The Fund makes the information on Form N-Q available to shareholders upon request made by calling (888) 769-2362.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2010, is available, without charge, upon request made by calling (888) 769-2362. The information is also available on the SEC website at www.sec.gov.

Item 2. Code of Ethics

As of the end of the period covered by this report, Stratus Fund, Inc. (the “Fund”) had adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). The Code is intended to promote honest and ethical conduct, full, fair and timely disclosure in reports and documents that the Fund files with the Securities and Exchange Commission (“SEC”) and compliance with applicable laws and regulations. There were no amendments to the Code during the period covered by this report. The Fund did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report. The Fund will provide to any person, without charge, a copy of the Code, upon request made by calling (888) 769-2362.

Item 3. Audit Committee Financial Expert

The Fund’s Board of Directors has determined that at the present time, none of the members of the Audit Committee of the Board of Directors meets the definition of the term “audit committee financial expert” as adopted by the SEC. That definition requires that a person have prepared or audited investment company financial statements in order to qualify as an “audit committee financial expert.”

The Fund’s Audit Committee consists of three independent directors, each of whom has been selected based upon the Board’s determination that they are fully qualified to monitor the performance of the Fund’s independent auditors and management’s reporting of the Fund’s financial condition and results of operations. The Audit Committee has the authority to retain independent consultants and experts whenever it deems appropriate.

Item 4. Principal Accountant Fees and Services

Audit Fees

Deloitte & Touche, LLP, the Fund’s independent auditor, billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

	Fees Billed in FY 2010	Percentage of Fees in FY 2010 Provided Pursuant to Pre-Approved Policies	Fees Billed in FY 2009	Percentage of Fees in FY 2009 Provided Pursuant to Pre-Approved Policies

Audit Fees	$45,950	0.00	$28,570	0.00
Audit Related Fees	3,250	0.00	9,700	0.00
Tax Fees	3,300	0.00	8,345	0.00
All Other Fees	0	0.00	0	0.00
Total Fees	$52,500	0.00	$46,615	0.00

Audit fees were paid for professional services rendered for the audit of the Fund’s financial statements and for services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years. Audit related services were rendered for assurance and related services to the Fund that are reasonable related to the performance of the audit of the Fund’s financial statements but are not reported as audit fees. Fees paid for tax services were for professional services relating to tax compliance, tax advice and tax planning.

Other Fees

Deloitte & Touche billed the Fund aggregate non-audit fees of $8,345 for the fiscal year ended June 30, 2009, and $3,300 for the fiscal year ended June 30, 2010, for non-audit related services. The Fund’s Audit Committee approves each engagement of Deloitte & Touche to perform non-audit related services for the Fund. It has not adopted any pre-approval policies or procedures for such non-audit related services. The Audit Committee considered whether services provided by Deloitte & Touche to the Fund’s investment adviser or any affiliate of the Fund’s investment adviser is compatible with maintaining the independence of Deloitte & Touche, and determined that Deloitte & Touche’s independence would not be compromised.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

A schedule of investments for the Fund’s investment portfolios is included as a part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment

Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors during the period covered by this report.

Item 11. Controls and Procedures

An evaluation was performed by the officers of Stratus Fund, Inc. (the “Fund”), including the principal executive officer and principal financial officer, of the effectiveness and design of the Fund’s disclosure controls and procedures. Based on that evaluation, which was conducted within 90 days of the filing date of this report, the Fund’s principal executive officer and principal financial officer concluded that the Fund’s disclosure controls and procedures were reasonably designed and effectively operate so as to insure that material information relating to the Fund is made known to management of the Fund, including the principal executive officer and principal financial officer. There have been no significant changes in the Fund’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal controls over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics for Principal Executive and Senior Financial Officers.
(2)	Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act.
(3)	Not applicable.

       (b)    Certifications required by Section 1350 of Chapter 63 of Title 18 of the United States Code.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Fund, Inc.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 27, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jon C. Gross

Jon C. Gross
President
(Principal Executive Officer)

Date: August 27, 2010

By/s/ Jeffrey Jewell

Jeffrey Jewell
Vice-President and Chief Financial Officer
(Principal Financial Officer)

Date: August 27, 2010